UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2018

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any  new or revised financial accounting standards provided pursuant to Section 13a) of the Exchange Act.

☑

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Appointment of Officers

At its annual meeting held on September 27, 2018, the board of directors of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) appointed officers of the company to serve for the ensuing year, including the officers name below:

Name	Office
Yutaka Niihara, M.D., M.P.H.	Chairman of the Board and Chief Executive Officer
Willis C. Lee, M.S.	Chief Operating Officer
Lan T. Tran, M.P.H.	President and Chief Administrative Officer
Kurt Kruger, M.S., M.B.A.	Chief Financial Officer
Yasushi Nagasaki, C.P.A.	Senior Vice President – Finance

For information regarding the compensation of the named officers, please see the discussion under “Executive Compensation” in our proxy statement on Schedule 14A filed with the SEC on August 23, 2018, which information is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On September 27, 2018, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) held our 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  For more information about the proposals acted upon at the Annual Meeting, see our Proxy Statement filed with the U.S. Securities and Exchange Commission on August 23, 2018, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 25,194,968 shares, or 73.63% of the 34,218,822 shares of common stock outstanding on the record date of July 31, 2018 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results are as set forth below.

Proposal 1: Election of Directors:  The stockholders elected, by a plurality of the votes cast, each of the six nominees to our Board of Directors, to serve until the 2019 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Yutaka Niihara, M.D., MPH	22,413,888	2,781,080	0
Willis C. Lee, M.S.	22,458,859	2,736,109	0
Robert Dickey IV.	22,458,859	2,736,109	0
Masaharu Osato, M.D.	22,472,859	2,722,109	0
Wei Peu Zen	22,458,859	2,736,109	0
Ian Zwicker	22,458,859	2,736,109	0

Proposal 2: Ratification of Independent Registered Public Accounting Firm:  The ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
21,767,828	3,178,251	248,889	0

Proposal 3: Advisory Vote to Approve Executive Compensation

The  stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
21,416,409	3,374,637	403,922	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:September 28, 2018	EMMAUS LIFE SCIENCES, INC.

By:/s/ WILLIS C. LEE
Name:Willis C. Lee
Title:Chief Operating Officer

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